Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of First Wave BioPharma, Inc. (the “Company”) on Form 10- K for the fiscal year ended December 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard Paolone, Chief Executive Officer of the Company, and Anna Skowron, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: April 9, 2025	/s/ Richard Paolone
Richard Paolone
Chief Executive Officer
(Principal Executive Officer)

/s/ Anna Skowron
Anna Skowron
Chief Financial Officer
(Principal Financial and Accounting Officer)